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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 18, 2005

                            DVI Liquidating Trust
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            (ExactName of Registrant as Specified in Its Charter)


      DELAWARE                    001-1107               22-6966212
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   (State or Other               (Commission            (IRS Employer
Jurisdiction of Incorporation)    File Number)      Identification Number)


                    29 DALEY CIRCLE, MARLBOROUGH, MA 01752


      Registrant's Telephone Number, Including Area Code: (508) 460-1585

                                  DVI, Inc.
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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01  Other Events

On January 18, 2005, pursuant to Article 7.15 of the First Amended Joint Plan of Liquidation of the debtors, DVI, Inc., et al., the Liquidating Trustee for the DVI Liquidating Trust filed the First Report of the Liquidating Trustee, dated January 14, 2005, attached hereto as Exhibit 99.1, with the United State Bankruptcy Court for the District of Delaware.

Item 9.01  Exhibits

        (a)     Exhibits

                99.1    -       First Report of the Liquidating Trustee, dated
                                January 14, 2005.








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                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DVI LIQUIDATING TRUSTEE

                                            By: /s/ Dennis Buckley
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                                                    Dennis Buckley

Dated: January 24, 2005